Exhibit 10.107

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of November 10, 2011 (the “Amendment Date”), by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION (“GMSC”), ARLINGTON TANKERS LTD. (“Arlington”), GENERAL MARITIME SUBSIDIARY II CORPORATION, a Marshall Islands corporation (“GMSC II”, and together with GMSC, individually or collectively, as the context may require, the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and OCM ADMINISTRATIVE AGENT, LLC (“OCM”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, Arlington, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of May 6, 2011 and amended on July 13, 2011 and September 30, 2011 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to extend the waiver provided under the Second Amendment and amend certain provisions of the Credit Agreement as herein provided and the parties hereby acknowledge and agree that the amendments set forth below shall apply retroactively as of November 10, 2011 (the “Third Amendment Effective Date”);

NOW, THEREFORE, it is agreed:

I.             Waiver to Credit Agreement.

1.           Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby waive the Minimum Cash Balance covenant set forth in Section 9.07 of the Credit Agreement to and including November 15, 2011 and any Event of Default under Sections 10.02, 10.03 and/or 10.04 arising therefrom (the “Waiver”); provided that the Waiver shall cease to be of any force or effect on the earlier of (i) November 16, 2011 and (ii) the occurrence of any other Event of Default under the Credit Agreement (after giving effect to this Third Amendment).

II.            Amendments to Credit Agreement.

1.           Section 11 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

“Third Amendment” shall mean the Third Amendment to this Agreement, dated as of November 10, 2011.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

2.           Section 11 of the Credit Agreement is hereby amended by deleting the defined term “Liquidity Waiver Period” and replacing it in its entirety with the following language:

“Liquidity Waiver Period” shall mean the period from the Second Amendment Effective Date to and including November 15, 2011.

III.          Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date before (with the exception of any Default or Event of Default resulting from non-compliance by the Borrower or any of its Subsidiaries with Section 9.07) and after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This Third Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.  The Agents and the Lenders expressly reserve all their rights and remedies except as expressly waived by this Third Amendment.

3.           This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             This Third Amendment shall become effective on the Amendment Date (and the amendments and other modifications set forth herein shall apply retroactively as of the Third Amendment Effective Date) when (i) the Borrower, Arlington, the Parent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Samantha Good, c/o Kirkland & Ellis LLP, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Facsimile (213) 808-8104 / Email samantha.good@kirkland.com, (ii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the Third Amendment (including, without limitation, the reasonable fees and expenses of Kirkland & Ellis LLP), and (iii) an amendment to (x) the 2008 Credit Agreement and (y) the 2010 Credit Agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent, shall have become effective in accordance with its terms and the Administrative Agent shall have received a copy thereof,

6.             The Required Lenders hereby direct the Administrative Agent to consent, and the Administrative Agent hereby consents, to the amendment to the 2008 Credit Agreement and the 2010 Credit Agreement referenced above.

7.             From and after the Amendment Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Amendment Date, with the amendments set forth herein applying retroactively as of the Third Amendment Effective Date.

8.             The Parent, the Borrower, Arlington and each other Credit Party as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Parent, the Borrower, Arlington and each other Credit Party grant liens or security interests in their respective property or otherwise act as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Parent, the Borrower, Arlington and each other Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Parent, the Borrower, Arlington and each other Credit Party’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  The Parent, the Borrower, Arlington and each other Credit Party hereby consents to this Third Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as otherwise provided herein, the execution of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

9.             In consideration of, among other things, the execution and delivery of this Third Amendment by the Administrative Agent and the Lenders, and any financial accommodations which the Administrative Agent and any Lender elects to extend to the Borrower and any other Credit Party after the date hereof, each of the Borrower, Arlington, the Parent and the other Credit Parties, on behalf of itself and its successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Agents and the Lenders and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Third Amendment Effective Date relating to the Credit Documents or the transactions contemplated thereby.  The receipt by the Borrower, Arlington, the Parent or any other Credit Party of any Loans or other financial accommodations made by the Administrative Agent or any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by the Borrower, Arlington, the Parent and the other Credit Parties of the foregoing general releases of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations.  In entering into this Third Amendment, the Borrower, Arlington, the Parent and the other Credit Parties have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section shall survive the termination of this Third Amendment and the other Credit Documents and payment in full of the Obligations.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Name:
Title:

GENERAL MARITIME SUBSIDIARY CORPORATION

By:	/s/ Jeffrey D. Pribor
Name:
Title:

GENERAL MARITIME SUBSIDIARY II CORPORATION

By:	/s/ Jeffrey D. Pribor
Name:
Title:

ARLINGTON TANKERS LTD.

By:	/s/ Brian Kerr
Name:
Title:

Signature Page to Third Amendment to $200M Amended and Restated Credit Agreement

OCM ADMINISTRATIVE AGENT, LLC

By:	Oaktree Principal Fund V, L.P.
Its:	Managing Member

By:	Oaktree Principal Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ B. James Ford
	Name:	B. James Ford
	Title:	Managing Director

By:	/s/ Adam C. Pierce
	Name:	Adam C. Pierce
	Title:	Senior Vice President

Signature Page to Third Amendment to $200M Amended and Restated Credit Agreement

OCM MARINE INVESTMENTS CTB, LTD.
By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ B. James Ford
	Name:	B. James Ford
	Title:	Managing Director

By:	/s/ Adam C. Pierce
	Name:	Adam C. Pierce
	Title:	Senior Vice President

Signature Page to Third Amendment to $200M Amended and Restated Credit Agreement